UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
MAY 17, 2023
Date of report (Date of earliest event reported)
 Bausch Health Companies Inc.
(Exact name of registrant as specified in its charter)

British Columbia	,	Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)			(Commission file number)	(IRS Employer Identification No.)
2150 St. Elzéar Blvd. West, Laval, Québec, Canada H7L 4A8
(Address of Principal Executive Offices) (Zip Code)
(514) 744-6792
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange	Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 16, 2023, Bausch Health Companies Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company voted on the following five proposals, each of which is described in detail in the Company’s Proxy Statement. The results of each matter voted upon are as follows:
Proposal No. 1: Election of Directors. The shareholders elected the following individuals to the Company’s Board of Directors, to serve until the close of the Company’s 2024 Annual Meeting of Shareholders, their successors are duly elected or appointed, or such director’s earlier resignation or removal:

Name	For	Withheld	Broker Non-Votes
Thomas J. Appio	190,930,071	2,850,553	69,221,265
Brett M. Icahn	169,686,359	24,094,265	69,221,265
Sarah B. Kavanagh	189,301,790	4,478,834	69,221,265
Steven D. Miller	181,093,705	12,686,919	69,221,265
Dr. Richard C. Mulligan	174,330,012	19,450,612	69,221,265
John A. Paulson	182,711,655	11,068,969	69,221,265
Robert N. Power	183,421,864	10,358,760	69,221,265
Russel C. Robertson	189,249,474	4,531,150	69,221,265
Thomas W. Ross, Sr.	190,210,369	3,570,255	69,221,265
Amy B. Wechsler, M.D.	190,174,239	3,606,385	69,221,265
Proposal No. 2: Advisory Vote on Executive Officer Compensation. The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
178,033,723	15,117,579	629,322	69,221,265
Proposal No. 3: Advisory Vote on Frequency of Future Advisory Votes on Executive Officer Compensation. The shareholders approved, on a non-binding advisory basis, the frequency of the shareholder vote to approve the compensation of the Company’s Named Executive Officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Proxy Statement.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
190,477,720	616,376	2,187,370	499,158	69,221,265
In light of the voting results with respect to the shareholders’ advisory vote on the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers (the “say-on-frequency proposal”), and in accordance with the recommendation of the Company’s Board of Directors, the Company will hold future advisory votes on the compensation of the Company’s Named Executive Officers on an annual basis until the next shareholder advisory vote on the say-on-frequency proposal.

Proposal No. 4: Approval of an Amendment to the Company’s 2014 Ominbus Incentive Plan. The shareholders approved the amendment to the Company’s 2014 Omnibus Incentive Plan (the “2014 Plan”) to increase the number of Common Shares authorized under the 2014 Plan.

For	Withheld
171,196,978	22,583,646
Proposal No. 5: Appointment of the Independent Registered Public Accounting Firm. The shareholders appointed PricewaterhouseCoopers LLP as the auditors for the Company to hold office until the close of the 2024 Annual Meeting of Shareholders and authorized the Company’s Board of Directors to fix the auditors’ remuneration.

For	Withheld
260,531,419	2,470,470

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2023

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Seana Carson
Seana Carson
Executive Vice President, General Counsel